UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 3, 2020

BG STAFFING, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36704	26-0656684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 692-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BGSF	NYSE

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 3, 2020, BG Staffing, Inc. (the “Company”), through its subsidiary BG Staffing, LLC, entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among BG Staffing, LLC, EdgeRock Technology Holdings, Inc. (“EdgeRock”), and CDI Holding Company LLC ("Seller"), the sole shareholder of EdgeRock, to acquire 100% of the equity of EdgeRock. EdgeRock provides specialized IT consultants and focuses on the sourcing and placement of technology professionals specialized in leading software and data ecosystems. The purchase price was $21.6 million, subject to customary purchase price adjustments as specified in the Purchase Agreement. The purchase price at closing was paid out of currently available funds under the Company’s credit agreement led by BMO Harris Bank, N.A. The Seller has agreed to certain nonsolicitation and other restrictions as set forth in the Purchase Agreement. The Purchase Agreement contains representations and warranties, covenants, and escrow and indemnification provisions that are customary for a transaction of this nature, and a customary representations and warranties insurance policy was obtained.

The Purchase Agreement is filed as Exhibit 2.1 hereto. The above description of the Purchase Agreement is not complete and is qualified in its entirety by reference to Exhibit 2.1, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 2.01 is incorporated by reference herein. A description of the credit agreement with BMO Harris Bank, N.A. is set forth in the Company’s Current Report on Form 8-K filed on July 22, 2019, which such description is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

EdgeRock had unaudited revenues of approximately $41 million for the fiscal year ended December 29, 2019.

On February 4, 2020, the Company issued a press release in connection with the Purchase Agreement, a copy of which is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Securities Purchase Agreement, dated as of February 3, 2020, by and between BG Staffing, LLC, EdgeRock Technology Holdings, Inc., and CDI Holding Company LLC
99.1	Press release dated	February 4, 2020
*
Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The Company hereby agrees to furnish a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG STAFFING, INC.

Date:	February 6, 2020		/s/ Dan Hollenbach
		Name: Title:	Dan Hollenbach Chief Financial Officer and Secretary (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Securities Purchase Agreement, dated as of February 3, 2020, by and between BG Staffing, LLC, EdgeRock Technology Holdings, Inc., and CDI Holding Company LLC
99.1	Press release dated	February 4, 2020
*
Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The Company hereby agrees to furnish a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.